UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2018

IMMUNE PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36602	52-1841431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bridge Plaza North, Suite 270, Fort Lee NJ	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 464-2677

(Former name or former address, if changed since last report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On December 5, 2018, Immune Pharmaceuticals Inc., a Delaware corporation (the “Company”) announced that its special meeting of stockholders scheduled for and convened on December 5, 2018 (the “Original Meeting”) has been adjourned to December 19, 2018, at 9:30 a.m. Eastern Time (the “Adjourned Meeting”). The Adjourned Meeting will be held at the offices of the Company’s counsel, Lowenstein Sandler LLP, at One Lowenstein Drive, Roseland, New Jersey 07068. A quorum was present for the authorization of the Original Meeting, as more than one-third of the issued and outstanding shares entitled to vote as of the record date were represented in person or by proxy.

As of date and time of the Original Meeting, the stockholders entitled to vote at such meeting approved the proposal to adjourn the Special Meeting (Proposal 2) to solicit additional proxies in the event that there were not sufficient proxies to approve the proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock (Proposal 1), as follows:

For	Against	Abstained
21,765,328	9,164,148	500,479

A copy of the above-referenced press release is attached as Exhibit 99.1 and is filed as part of this Current Report on Form 8-K.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the special meeting of stockholders to be held on December 19, 2018. In connection with the special meeting, the Company has filed a definitive proxy statement with the United States Securities and Exchange Commission (the “SEC”) on November 8, 2018. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. The definitive proxy statement has been mailed to stockholders who are entitled to vote at the special meeting. Stockholders will also be able to obtain a copy of the definitive proxy statement free of charge by directing a request to: 1 Bridge Plaza North, Suite 270, Fort Lee, New Jersey 07024: (201) 464-2677. In addition, the definitive proxy statement is available free of charge at the SEC’s website, www.sec.gov.

Participants in the Solicitation

The Company and its directors and executive officers and other employees may be deemed to be participants in the solicitation of proxies in respect of the special meeting. Information regarding the Company’s directors and executive officers is available in the Company’s annual report for its 2017 annual meeting of stockholders, which was filed with the SEC on April 2, 2018. Information regarding any persons who may, under the rules of the SEC, be considered participants in the solicitation of stockholders in connection with the special meeting is set forth in the definitive proxy statement filed with the SEC on November 8, 2018. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at: 1 Bridge Plaza North, Suite 270, Fort Lee, New Jersey 07024, telephone: (201) 464-2677.

Item 9.01.    Financial Statements and Exhibits

d) Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release, dated December 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNE PHARMACEUTICALS INC.

	By:	/s/ Tony Fiorino
	Name:	Tony Fiorino, M.D. Ph.D.
	Title:	Interim Chairman, President and Interim Chief Executive Officer

Date: December 6, 2018